Acquisitions of Non-controlling Interest During the Current Period	6 Months Ended
Jun. 30, 2018
Acquisitions of Non-controlling Interest During the Current Period [Abstract]
Acquisitions of non-controlling interest during the current period

Note 4 - Acquisitions of non-controlling interest during the current period

A.	In October 2017, the Company signed an agreement for the acquisition of an additional 27% stake in TyrNovo (the “Newly Acquired TyrNovo Shares”), from a group of unaffiliated minority shareholders of TyrNovo, who collectively held 4,024 ordinary shares, or approximately 27%, of TyrNovo. In exchange for these Newly Acquired TyrNovo Shares, the Company issued to these unaffiliated minority shareholders of TyrNovo, in aggregate, 13,169,689 newly issued ordinary shares (equivalent to 658,484 American Depositary Shares or ADSs) of the Company, which, at that time, represented approximately 6% of the Company’s issued and outstanding share capital.

The closing of this transaction took place on March 15, 2018, following which the Company held approximately 91.9% of TyrNovo’s issued and outstanding ordinary shares.

The carrying amount of TyrNovo’s net assets in the consolidated financial statements on the date of the acquisition was USD 2,821 thousand. The Group recognized a decrease in non-controlling interests of USD 768 thousand, an increase in share premium of USD 1,483 thousand and a decrease in a capital reserve for transactions with non-controlling interest of USD 715 thousand.

B.	In June 2018, the Company signed an agreement with a minority shareholder in TyrNovo, Taoz, for the acquisition of 4.1% of its holding in TyrNovo. In exchange for these shares and for the waiving of investment rights and put options it was previously granted, which are described in Note 12 to the Annual Financial Statements, the Company issued to Taoz 2,816,900 newly issued ordinary shares (equivalent to 140,845 American Depositary Shares or ADSs) of the Company. The fair value of the shares issued as consideration for the acquisition of TyrNovo Shares amounted to USD 237 thousand. The fair value of the shares issued in consideration for waving the rights amounted to USD 136 thousand. As part of the agreement, the Company committed to register the newly issued shares for trading. The registration statement, registering the Company’s ADSs representing the newly issued shares for trading, was declared effective by the SEC as of August 8, 2018. In addition, the Company committed to pay Taoz in cash the difference between the share price of Kitov’s shares on the closing date to that on the registration date, in the event Kitov’s share price is lower on the registration date than on the closing date.

The carrying amount of TyrNovo’s net assets in the consolidated financial statements on the date of the acquisition was USD 1,977 thousand. The Group recognized a decrease in non-controlling interests of USD 93 thousand, an increase in share premium of USD 237 thousand and a decrease in a capital reserve for transactions with non-controlling interest of USD 144 thousand.

In addition, the Company derecognized the derivative liability of 1,030, recognized an amount of USD 894 thousand as other income and an increase in share premium of USD 136 deriving from the waiving of the rights, as described above.

The closing of this transaction took place on June 15, 2018, following which the Company held approximately 97.4% of TyrNovo’s issued and outstanding ordinary shares.